UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-07460

Exact name of registrant as specified in charter:	Delaware Investments® Dividend and
Income Fund, Inc.

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2019

Item 1. Reports to Stockholders

Semiannual report

Closed-end fund

Delaware Investments® Dividend and Income Fund, Inc.

May 31, 2019

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by logging into your Investor Center account at computershare.com/investor and going to “Communication Preferences” or by calling Computershare and speaking to a representative.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 866 437-0252. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

The figures in the semiannual report for Delaware Investments Dividend and Income Fund, Inc. represent past results, which are not a guarantee of future results. A rise or fall in interest rates can have a significant impact on bond prices. Funds that invest in bonds can lose their value as interest rates rise.

Delaware Investments® Dividend and Income Fund, Inc. (“DDF” or the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a managed distribution policy (the “Plan”). Effective as of March 29, 2018, the Fund makes monthly distributions to common shareholders at a targeted annual distribution rate of 10% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 10% of the prior three months’ average NAV per share, divided by 12. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow any discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so.

Under the Plan, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. The Fund will generally distribute amounts necessary to satisfy the terms of the Fund’s Plan and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code (the “Code”). Each monthly distribution to shareholders is expected to be at the fixed percentage described above, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

The Board may amend, suspend, or terminate the Fund’s Plan at any time without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The methodology for determining monthly distributions under the Plan will be reviewed at least annually by the Fund’s Board, and the Fund will continue to evaluate its distribution in light of ongoing market conditions. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain distributions under the Plan. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, portfolio companies suspending or decreasing corporate dividend distributions, and changes in the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions or from the terms of the Plan. The Fund’s total investment return on NAV is presented in its financial highlights table.

A cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period, if applicable, is included in Other Fund Information. Section 19(a) notices for the Fund, as applicable, are available on the Fund’s website at delawarefunds.com/closed-end/performance/fund-distributions.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. These include the following investment advisors: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, Macquarie Capital Investment Management LLC, and Macquarie Investment Management Europe S.A. For more information, including press releases, please visit delawarefunds.com/closed-end.

Unless otherwise noted, views expressed herein are current as of May 31, 2019, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

All third-party marks cited are the property of their respective owners.

© 2019 Macquarie Management Holdings, Inc.

Security type / sector allocations and

top 10 equity holdings

Delaware Investments® Dividend and Income Fund, Inc.

As of May 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock	91.84%
Communication Services	4.91%
Consumer Discretionary	6.02%
Consumer Staples	4.96%
Diversified REITs	0.26%
Energy	8.18%
Financials	13.26%
Healthcare	22.10%
Healthcare REITs	0.76%
Hotel REITs	0.76%
Industrial REIT	0.16%
Industrials	8.08%
Information Technology	9.70%
Mall REIT	0.34%
Manufactured Housing REIT	0.33%
Materials	2.09%
Mortgage REIT	0.66%
Multifamily REITs	4.23%
Office REITs	1.08%
Self-Storage REIT	0.38%
Shopping Center REITs	0.53%
Single Tenant REITs	0.38%
Specialty REITs	0.17%
Utilities	2.50%
Convertible Preferred Stock	1.16%
Convertible Bonds	5.94%
Basic Industry	0.20%
Capital Goods	0.33%
Communications	0.75%
Consumer Cyclical	0.27%
Consumer Non-Cyclical	1.07%
Electric	0.37%
Energy	0.71%
Financials	0.17%
Industrials	0.49%
REITs	0.17%
Technology	1.41%

Security type / sector	Percentage of net assets
Corporate Bonds	40.25%
Automotive	0.43%
Banking	1.75%
Basic Industry	5.85%
Capital Goods	1.73%
Communications	2.47%
Consumer Cyclical	2.03%
Consumer Non-Cyclical	1.75%
Energy	6.01%
Financials	0.95%
Healthcare	3.74%
Insurance	0.85%
Media	5.33%
Real Estate Investment Trusts	1.07%
Services	2.30%
Technology & Electronics	1.85%
Transportation	0.26%
Utilities	1.88%
Preferred Stock	0.60%
Short-Term Investments	3.79%
Total Value of Securities	143.58%
Borrowing Under Line of Credit	(44.16%)
Receivables and Other Assets Net of Liabilities	0.58%
Total Net Assets	100.00%

(continues)	1

Security type / sector allocations and

top 10 equity holdings

Delaware Investments® Dividend and Income Fund, Inc.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell,

or hold any security.

Top 10 Equity Holdings	Percentage of net assets
Marsh & McLennan	2.94%
Equity Residential	2.84%
Northrop Grumman	2.83%
American International Group	2.80%
Abbott Laboratories	2.73%
Quest Diagnostics	2.72%
Waste Management	2.72%
Mondelez International	2.70%
Allstate	2.70%
BB&T	2.63%

Schedule of investments

Delaware Investments® Dividend and Income Fund, Inc.

May 31, 2019 (Unaudited)

	Number of shares	Value (US $)
Common Stock – 91.84%
Communication Services – 4.91%
AT&T	65,700	$2,009,106
Century Communications =†	500,000	0
Verizon Communications	34,600	1,880,510

		3,889,616

Consumer Discretionary – 6.02%
Dollar Tree †	19,000	1,930,210
Lowe’s	20,400	1,902,912
Nordstrom	30,000	939,000

		4,772,122

Consumer Staples – 4.96%
Archer-Daniels-Midland	46,700	1,789,544
Mondelez International Class A	42,100	2,140,785

		3,930,329

Diversified REITs – 0.26%
Fibra Uno Administracion	88,100	112,694
Tritax EuroBox 144A #	79,189	96,428

		209,122

Energy – 8.18%
ConocoPhillips	30,900	1,821,864
Halliburton	70,000	1,490,300
Marathon Oil	120,800	1,588,520
Occidental Petroleum	31,800	1,582,686

		6,483,370

Financials – 13.26%
Allstate	22,400	2,139,424
American International Group	43,400	2,216,438
Bank of New York Mellon	40,700	1,737,483
BB&T	44,600	2,085,050
Marsh & McLennan	24,400	2,332,640

		10,511,035

Healthcare – 22.10%
Abbott Laboratories	28,400	2,162,092
Brookdale Senior Living †	273,800	1,692,084
Cardinal Health	40,400	1,699,628
Cigna	12,708	1,881,038
CVS Health	36,600	1,916,742
Johnson & Johnson	15,000	1,967,250
Merck & Co.	25,500	2,019,855
Pfizer	48,689	2,021,567
Quest Diagnostics	22,500	2,157,975

		17,518,231

	Number of shares	Value (US $)
Common Stock (continued)
Healthcare REITs – 0.76%
Assura	269,626	$218,501
HCP	6,400	202,944
Sabra Health Care REIT	3,000	57,870
Welltower	1,500	121,830

		601,145

Hotel REITs – 0.76%
Hospitality Properties Trust	4,700	116,889
MGM Growth Properties Class A	6,299	193,694
Summit Hotel Properties	25,600	292,608

		603,191

Industrial REIT – 0.16%
Liberty Property Trust	2,700	128,169

		128,169

Industrials – 8.08%
Northrop Grumman	7,400	2,244,050
Raytheon	11,500	2,006,750
Waste Management	19,700	2,154,195

		6,404,995

Information Technology – 9.70%
Broadcom	7,100	1,786,644
Cisco Systems	39,200	2,039,576
Intel	40,900	1,801,236
Oracle	40,700	2,059,420

		7,686,876

Mall REIT – 0.34%
Simon Property Group	1,647	266,962

		266,962

Manufactured Housing REIT – 0.33%
Sun Communities	2,100	265,167

		265,167

Materials – 2.09%
DowDuPont	54,396	1,660,166

		1,660,166

Mortgage REIT – 0.66%
Annaly Capital Management	59,200	521,552

		521,552

Multifamily REITs – 4.23%
Bluerock Residential Growth REIT	11,500	131,560
Brookfield Property Partners	2	37
Equity Residential	29,357	2,247,865
Essential Properties Realty Trust	23,600	501,736

(continues)	3

Schedule of investments

Delaware Investments® Dividend and Income Fund, Inc.

	Number of shares	Value (US $)
Common Stock (continued)
Multifamily REITs (continued)
Grainger	76,178	$241,926
Invitation Homes	4,300	110,209
NexPoint Residential Trust	3,000	120,240

		3,353,573

Office REITs – 1.08%
Columbia Property Trust	10,300	220,214
Easterly Government Properties	11,102	204,388
Postal Realty Trust Class A †	12,497	205,576
VEREIT	25,000	222,000

		852,178

Self-Storage REIT – 0.38%
National Storage Affiliates Trust	10,053	299,479

		299,479

Shopping Center REITs – 0.53%
Brixmor Property Group	17,100	293,265
First Capital Realty	7,981	122,762

		416,027

Single Tenant REITs – 0.38%
Spirit Realty Capital	2,140	91,292
STORE Capital	6,200	212,164

		303,456

Specialty REITs – 0.17%
Cushman & Wakefield †	7,963	134,256

		134,256

Utilities – 2.50%
Edison International	33,400	1,982,958

		1,982,958

Total Common Stock (cost $62,459,183)		72,793,975

Convertible Preferred Stock – 1.16%
A Schulman 6.00% exercise price $52.33 y	199	204,473
AMG Capital Trust II 5.15% exercise price $198.02, maturity date 10/15/37	2,953	139,766
Bank of America 7.25% exercise price $50.00 y	155	206,167
El Paso Energy Capital Trust I 4.75% exercise price $34.49, maturity date 3/31/28	4,550	230,230

	Number of shares	Value (US $)
Convertible Preferred Stock (continued)
QTS Realty Trust 6.50% exercise price $47.03 y	1,220	$135,591

Total Convertible Preferred Stock (cost $800,025)		916,227

	Principal amount°
Convertible Bonds – 5.94%
Basic Industry – 0.20%
Royal Gold 2.875% exercise price $102.16, maturity date 6/15/19	161,000	161,008

		161,008

Capital Goods – 0.33%
Aerojet Rocketdyne Holdings 2.25% exercise price $26.00, maturity date 12/15/23	51,000	81,055
Cemex 3.72% exercise price $11.01, maturity date 3/15/20	180,000	179,785

		260,840

Communications – 0.75%
DISH Network 2.375% exercise price $82.22, maturity date 3/15/24	181,000	157,707
3.375% exercise price $65.18, maturity date 8/15/26	115,000	105,959
GCI Liberty 144A 1.75% exercise price $370.52, maturity date 9/30/46 #	173,000	195,932
Liberty Media 2.25% exercise price $34.71, maturity date 9/30/46	260,000	133,250

		592,848

Consumer Cyclical – 0.27%
Meritor 3.25% exercise price $39.92, maturity date 10/15/37	75,000	73,206
Team 5.00% exercise price $21.70, maturity date 8/1/23	140,000	139,805

		213,011

Consumer Non-Cyclical – 1.07%
Insulet 1.375% exercise price $93.18, maturity date 11/15/24	69,000	92,286
Ligand Pharmaceuticals 0.75% exercise price $248.48, maturity date 5/15/23	87,000	73,297
Medicines 2.75% exercise price $48.97, maturity date 7/15/23	183,000	177,476
Paratek Pharmaceuticals 4.75% exercise price $15.90, maturity date 5/1/24	177,000	120,581

	Principal amount°	Value (US $)
Convertible Bonds (continued)
Consumer Non-Cyclical (continued)
Retrophin 2.50% exercise price $38.80, maturity date 9/15/25	129,000	$112,875
Vector Group 1.75% exercise price $21.28, maturity date 4/15/20 ●	262,000	267,960

		844,475

Electric – 0.37%
NRG Energy 144A 2.75% exercise price $47.74, maturity date 6/1/48 #	128,000	132,000
Tesla Energy Operations 1.625% exercise price $759.35, maturity date 11/1/19	174,000	162,762

		294,762

Energy – 0.71%
Cheniere Energy 4.25% exercise price $138.38, maturity date 3/15/45	259,000	200,725
Helix Energy Solutions Group 4.25% exercise price $13.89, maturity date 5/1/22	218,000	206,339
PDC Energy 1.125% exercise price $85.39, maturity date 9/15/21	172,000	157,816

		564,880

Financials – 0.17%
GAIN Capital Holdings 5.00% exercise price $8.20, maturity date 8/15/22	154,000	130,151

		130,151

Industrials – 0.49%
Chart Industries 144A 1.00% exercise price $58.73, maturity date 11/15/24 #	48,000	68,610
Dycom Industries 0.75% exercise price $96.89, maturity date 9/15/21	80,000	77,141
FTI Consulting 144A 2.00% exercise price $101.38, maturity date 8/15/23 #	89,000	95,119
Huron Consulting Group 1.25% exercise price $79.89, maturity date 10/1/19	151,000	150,285

		391,155

REITs – 0.17%
Blackstone Mortgage Trust 4.75% exercise price $36.23, maturity date 3/15/23	134,000	137,206

		137,206

	Principal amount°	Value (US $)
Convertible Bonds (continued)
Technology – 1.41%
Boingo Wireless 144A 1.00% exercise price $42.32, maturity date 10/1/23 #	169,000	$143,781
Cree 144A 0.875% exercise price $59.97, maturity date 9/1/23 #	57,000	65,063
CSG Systems International 4.25% exercise price $56.95, maturity date 3/15/36	139,000	149,460
Knowles 3.25% exercise price $18.43, maturity date 11/1/21	147,000	163,258
Microchip Technology 1.625% exercise price $96.73, maturity date 2/15/27	15,000	16,395
PROS Holdings 2.00% exercise price $48.63, maturity date 6/1/47	137,000	172,893
Synaptics 0.50% exercise price $73.02, maturity date 6/15/22	174,000	153,430
Verint Systems 1.50% exercise price $64.46, maturity date 6/1/21	140,000	153,007
Vishay Intertechnology 144A 2.25% exercise price $31.49, maturity date 6/15/25 #	113,000	100,466

		1,117,753

Total Convertible Bonds (cost $4,754,864)		4,708,089

Corporate Bonds – 40.25%
Automotive – 0.43%
Allison Transmission 144A 5.875% 6/1/29 #	340,000	343,825

		343,825

Banking – 1.75%
Ally Financial 5.75% 11/20/25	435,000	467,081
Credit Suisse Group 144A 6.25% #µy	200,000	201,868
Popular 6.125% 9/14/23	280,000	292,600
Royal Bank of Scotland Group 8.625% µy	400,000	423,000

		1,384,549

Basic Industry – 5.85%
BMC East 144A 5.50% 10/1/24 #	125,000	126,250
Boise Cascade 144A 5.625% 9/1/24 #	290,000	291,450
Builders FirstSource 144A 5.625% 9/1/24 #	170,000	170,425
Chemours 5.375% 5/15/27	190,000	172,900
FMG Resources August 2006
144A 4.75% 5/15/22 #	105,000	105,656
144A 5.125% 5/15/24 #	180,000	181,255

(continues)	5

Schedule of investments

Delaware Investments® Dividend and Income Fund, Inc.

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Basic Industry (continued)
Freeport-McMoRan 4.55% 11/14/24	170,000	$164,475
6.875% 2/15/23	340,000	356,575
HD Supply 144A 5.375% 10/15/26 #	170,000	173,825
Hudbay Minerals 144A 7.625% 1/15/25 #	180,000	179,550
Joseph T Ryerson & Son 144A 11.00% 5/15/22 #	110,000	116,084
Koppers 144A 6.00% 2/15/25 #	215,000	203,041
Lennar
4.50% 4/30/24	195,000	197,437
4.75% 5/30/25	95,000	96,425
5.875% 11/15/24	80,000	85,200
M/I Homes 5.625% 8/1/25	20,000	19,650
NOVA Chemicals 144A 5.00% 5/1/25 #	130,000	120,413
Novelis 144A 6.25% 8/15/24 #	241,000	247,025
Olin
5.00% 2/1/30	175,000	169,094
5.125% 9/15/27	195,000	193,479
PulteGroup 5.00% 1/15/27	100,000	101,500
Standard Industries 144A 6.00% 10/15/25 #	50,000	51,811
Starfruit Finco 144A 8.00% 10/1/26 #	185,000	181,763
Steel Dynamics 5.00% 12/15/26	280,000	287,000
Tronox Finance 144A 5.75% 10/1/25 #	225,000	204,469
Zekelman Industries 144A 9.875% 6/15/23 #	415,000	436,787

		4,633,539

Capital Goods – 1.73%
Ardagh Packaging Finance 144A 6.00% 2/15/25 #	240,000	238,248
Bombardier 144A 6.00% 10/15/22 #	325,000	318,403
BWAY Holding 144A 5.50% 4/15/24 #	310,000	304,219
144A 7.25% 4/15/25 #	105,000	101,467
Crown Americas 4.75% 2/1/26	285,000	287,280
TransDigm 6.375% 6/15/26	125,000	123,281

		1,372,898

Communications – 2.47%
CyrusOne 5.375% 3/15/27	170,000	175,737
Level 3 Financing 5.375% 5/1/25	322,000	323,207
SBA Communications 4.875% 9/1/24	345,000	342,965

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Communications (continued)
Sprint
7.125% 6/15/24	190,000	$198,075
7.625% 3/1/26	10,000	10,619
7.875% 9/15/23	103,000	110,897
Sprint Communications 7.00% 8/15/20	136,000	141,100
T-Mobile USA 6.50% 1/15/26	305,000	322,537
Zayo Group
144A 5.75% 1/15/27 #	75,000	77,250
6.375% 5/15/25	250,000	258,125

		1,960,512

Consumer Cyclical – 2.03%
AMC Entertainment Holdings 6.125% 5/15/27	290,000	255,564
Levi Strauss & Co. 5.00% 5/1/25	190,000	194,750
MGM Resorts International 5.75% 6/15/25	180,000	189,675
Penn National Gaming 144A 5.625% 1/15/27 #	215,000	213,387
Penske Automotive Group 5.50% 5/15/26	160,000	159,000
Scientific Games International
144A 8.25% 3/15/26 #	290,000	292,361
10.00% 12/1/22	290,000	305,390

		1,610,127

Consumer Non-Cyclical – 1.75%
Cott Holdings 144A 5.50% 4/1/25 #	260,000	257,075
JBS USA
144A 5.75% 6/15/25 #	170,000	174,463
144A 6.50% 4/15/29 #	160,000	168,400
144A 6.75% 2/15/28 #	20,000	21,200
Pilgrim’s Pride 144A 5.75% 3/15/25 #	315,000	319,725
Post Holdings
144A 5.00% 8/15/26 #	100,000	98,750
144A 5.625% 1/15/28 #	180,000	179,100
144A 5.75% 3/1/27 #	170,000	171,275

		1,389,988

Energy – 6.01%
AmeriGas Partners
5.625% 5/20/24	10,000	10,400
5.875% 8/20/26	240,000	249,300
Antero Resources 5.625% 6/1/23	117,000	116,123
Cheniere Corpus Christi Holdings
5.125% 6/30/27	40,000	41,501
5.875% 3/31/25	80,000	86,066
7.00% 6/30/24	100,000	111,720

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
Cheniere Energy Partners 5.25% 10/1/25	175,000	$175,353
Chesapeake Energy
7.00% 10/1/24	170,000	155,337
8.00% 1/15/25	100,000	92,500
Crestwood Midstream Partners 5.75% 4/1/25	210,000	212,625
Diamond Offshore Drilling 7.875% 8/15/25	30,000	27,075
Diamondback Energy 4.75% 11/1/24	190,000	194,037
Energy Transfer Operating 5.50% 6/1/27	115,000	124,649
Ensco Rowan 7.75% 2/1/26	20,000	14,950
Genesis Energy
6.50% 10/1/25	40,000	38,150
6.75% 8/1/22	294,000	293,633
Hilcorp Energy I 144A 5.00% 12/1/24 #	97,000	94,333
Murphy Oil 6.875% 8/15/24	500,000	518,459
Murphy Oil USA 5.625% 5/1/27	415,000	427,450
Newfield Exploration 5.375% 1/1/26	275,000	298,495
NuStar Logistics 5.625% 4/28/27	160,000	155,797
Precision Drilling 144A 7.125% 1/15/26 #	40,000	38,200
QEP Resources
5.25% 5/1/23	190,000	179,052
5.625% 3/1/26	285,000	258,637
Southwestern Energy 7.75% 10/1/27	220,000	211,200
Summit Midstream Holdings 5.75% 4/15/25	10,000	8,925
Targa Resources Partners
5.375% 2/1/27	300,000	303,000
5.875% 4/15/26	20,000	20,725
Transocean 144A 9.00% 7/15/23 #	200,000	206,240
Transocean Proteus 144A 6.25% 12/1/24 #	72,000	73,080
Whiting Petroleum 6.625% 1/15/26	30,000	27,563

		4,764,575

Financials – 0.95%
AerCap Global Aviation Trust 144A 6.50% 6/15/45 #µ	200,000	203,000
DAE Funding 144A 5.75% 11/15/23 #	350,000	362,687
E*TRADE Financial 5.875% µy	180,000	186,984

		752,671

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Healthcare – 3.74%
Bausch Health 144A 5.50% 11/1/25 #	170,000	$171,275
Charles River Laboratories International 144A 5.50% 4/1/26 #	330,000	343,613
Encompass Health
5.75% 11/1/24	295,000	297,655
5.75% 9/15/25	120,000	122,400
HCA
5.375% 2/1/25	405,000	424,327
5.875% 2/15/26	165,000	175,314
7.58% 9/15/25	80,000	90,800
Hill-Rom Holdings
144A 5.00% 2/15/25 #	180,000	181,800
144A 5.75% 9/1/23 #	110,000	113,025
Hologic 144A 4.625% 2/1/28 #	160,000	156,800
MPH Acquisition Holdings 144A 7.125% 6/1/24 #	107,000	106,733
Service Corp. International 4.625% 12/15/27	159,000	159,795
Tenet Healthcare
5.125% 5/1/25	175,000	174,125
8.125% 4/1/22	155,000	162,124
WellCare Health Plans 144A 5.375% 8/15/26 #	275,000	282,480

		2,962,266

Insurance – 0.85%
HUB International 144A 7.00% 5/1/26 #	350,000	345,065
NFP 144A 6.875% 7/15/25 #	40,000	38,450
USI 144A 6.875% 5/1/25 #	295,000	286,887

		670,402

Media – 5.33%
Altice France 144A 7.375% 5/1/26 #	200,000	195,875
AMC Networks 4.75% 8/1/25	265,000	260,031
CCO Holdings
144A 5.125% 5/1/27 #	120,000	120,375
144A 5.50% 5/1/26 #	30,000	30,799
144A 5.75% 2/15/26 #	160,000	166,400
144A 5.875% 5/1/27 #	360,000	372,150
CSC Holdings
6.75% 11/15/21	230,000	245,813
144A 7.75% 7/15/25 #	200,000	213,250
Gray Television 144A 5.875% 7/15/26 #	290,000	298,251
Lamar Media
5.375% 1/15/24	190,000	194,940

(continues)	7

Schedule of investments

Delaware Investments® Dividend and Income Fund, Inc.

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Media (continued)
Lamar Media 5.75% 2/1/26	167,000	$175,246
Netflix 5.875% 11/15/28	365,000	384,163
Sinclair Television Group 144A 5.125% 2/15/27 #	195,000	186,732
Sirius XM Radio
144A 5.00% 8/1/27 #	395,000	390,556
144A 5.375% 4/15/25 #	205,000	207,208
Tribune Media 5.875% 7/15/22	170,000	172,711
Unitymedia 144A 6.125% 1/15/25 #	200,000	206,210
Virgin Media Secured Finance 144A 5.25% 1/15/26 #	200,000	199,750
VTR Finance 144A 6.875% 1/15/24 #	200,000	205,750

		4,226,210

Real Estate Investment Trusts – 1.07%
ESH Hospitality 144A 5.25% 5/1/25 #	290,000	290,725
GLP Capital 5.375% 4/15/26	110,000	116,567
Iron Mountain US Holdings 144A 5.375% 6/1/26 #	357,000	349,860
MGM Growth Properties Operating Partnership 144A 5.75% 2/1/27 #	85,000	87,656

		844,808

Services – 2.30%
Advanced Disposal Services 144A 5.625% 11/15/24 #	215,000	224,675
Aramark Services 144A 5.00% 2/1/28 #	345,000	342,197
Ashtead Capital 144A 5.25% 8/1/26 #	530,000	547,225
Avis Budget Car Rental 144A 6.375% 4/1/24 #	65,000	67,275
Covanta Holding 5.875% 7/1/25	210,000	215,250
KAR Auction Services 144A 5.125% 6/1/25 #	95,000	94,050
Prime Security Services Borrower
144A 5.75% 4/15/26 #	170,000	168,300
144A 9.25% 5/15/23 #	146,000	153,209
TMS International 144A 7.25% 8/15/25 #	10,000	9,775

		1,821,956

Technology & Electronics – 1.85%
CDK Global 5.00% 10/15/24	175,000	180,348

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Technology & Electronics (continued)
CDK Global 5.875% 6/15/26	236,000	$245,440
CDW Finance 5.00% 9/1/25	95,000	96,425
First Data 144A 5.75% 1/15/24 #	350,000	359,450
Infor US 6.50% 5/15/22	185,000	187,579
RP Crown Parent 144A 7.375% 10/15/24 #	20,000	20,856
Sensata Technologies UK Financing 144A 6.25% 2/15/26 #	200,000	209,000
SS&C Technologies 144A 5.50% 9/30/27 #	170,000	171,628

		1,470,726

Transportation – 0.26%
XPO Logistics 144A 6.125% 9/1/23 #	201,000	203,215

		203,215

Utilities – 1.88%
AES
5.50% 4/15/25	160,000	165,632
6.00% 5/15/26	25,000	26,250
Calpine
144A 5.25% 6/1/26 #	190,000	186,688
5.50% 2/1/24	100,000	97,250
5.75% 1/15/25	45,000	43,660
144A 5.875% 1/15/24 #	85,000	85,931
Emera 6.75% 6/15/76 µ	180,000	193,359
Enel 144A 8.75% 9/24/73 #µ	200,000	223,760
Vistra Energy 144A 8.00% 1/15/25 #	158,000	167,085
Vistra Operations
144A 5.50% 9/1/26 #	205,000	210,340
144A 5.625% 2/15/27 #	85,000	87,737

		1,487,692

Total Corporate Bonds (cost $31,741,601)		31,899,959

	Number of shares
Preferred Stock – 0.60%
Bank of America 2.15% µ	220,000	239,391
GMAC Capital Trust I 8.303% (LIBOR03M + 5.785%) ●	2,000	51,640
SITE Centers 6.50%	3,100	76,508

	Number of shares	Value (US $)
Preferred Stock (continued)
Washington Prime Group 6.875%	5,800	$109,214

Total Preferred Stock (cost $471,480)		476,753

Short-Term Investments – 3.79%

Money Market Mutual Funds – 3.79%
BlackRock FedFund - Institutional Shares (seven-day effective yield 2.30%)	601,602	601,477
Fidelity Investments Money Market Government Portfolio - Class I (seven-day effective yield 2.27%)	601,602	601,476
GS Financial Square Government Fund - Institutional Shares (seven-day effective yield 2.30%)	601,602	601,476
Morgan Stanley Government Portfolio - Institutional Share Class (seven-day effective yield 2.29%) 601,602		601,476
State Street Institutional US Government Money Market Fund - Investor Class (seven-day effective yield 2.24%)	601,602	601,473

Total Short-Term Investments (cost $3,007,378)		3,007,378

Total Value of Securities – 143.58% (cost $103,234,531)		$113,802,381

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At May 31, 2019, the aggregate value of Rule 144A securities was $17,225,830, which represents 21.73% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at May 31, 2019. Rate will reset at a future date.
y	No contractual maturity date.
†	Non-income producing security.
●

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at May 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

Summary of abbreviations:

GS – Goldman Sachs

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

REIT – Real Estate Investment Trust

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

9

Statement of assets and liabilities

Delaware Investments® Dividend and Income Fund, Inc.

May 31, 2019 (Unaudited)

Assets:
Investments, at value[1]	$113,802,381
Foreign currencies, at value[2]	228,531
Dividends and interest receivable	639,646
Receivable for securities sold	424,739
Foreign tax reclaims receivable	4,879

Total assets	115,100,176

Liabilities:
Borrowing under line of credit	35,000,000
Cash overdraft	711,155
Investment management fees payable to affiliates	55,205
Other accrued expenses	48,184
Interest expense payable on line of credit	20,744
Legal fees payable to affiliates	4,429
Accounting and administration expenses payable to affiliates	719
Directors’ fees and expenses payable to affiliates	676
Reports and statements to shareholders expenses payable to affiliates	79

Total liabilities	35,841,191

Total Net Assets	$79,258,985

Net Assets Consist of:
Common stock, $0.01 par value, 500,000,000 shares authorized to the Fund	$65,099,486
Total distributable earnings (loss)	14,159,499

Total Net Assets	$79,258,985

Net Asset Value

Common Shares
Net assets	$79,258,985
Shares of beneficial interest outstanding	7,688,159
Net asset value per share	$10.31

[1] Investments, at cost	$103,234,531
[2] Foreign currencies, at cost	234,708

See accompanying notes, which are an integral part of the financial statements.

Statement of operations

Delaware Investments® Dividend and Income Fund, Inc.

Six months ended May 31, 2019 (Unaudited)

Investment Income:
Interest	$1,760,523
Dividends	966,756
Foreign tax withheld	(1,436)

2,725,843

Expenses:
Interest expense	598,416
Management fees	325,511
Legal fees	56,697
Reports and statements to shareholders expenses	49,008
Dividend disbursing and transfer agent fees and expenses	39,891
Accounting and administration expenses	31,784
Audit and tax fees	23,807
Directors’ fees and expenses	2,504
Custodian fees	1,783
Registration fees	45
Other expenses	43,332

1,172,778
Less expenses paid indirectly	(308)

Total operating expenses	1,172,470

Net Investment Income	1,553,373

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,190,407
Foreign currencies	(5,627)
Foreign currency exchange contracts	(1,180)
Options written	579,259

Net realized gain	5,762,859

Net change in unrealized appreciation (depreciation) of:
Investments	(9,101,691)
Foreign currencies	3,858

Net change in unrealized appreciation (depreciation)	(9,097,833)

Net Realized and Unrealized Loss	(3,334,974)

Net Decrease in Net Assets Resulting from Operations	$(1,781,601)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Investments® Dividend and Income Fund, Inc.

	Six months ended 5/31/19 (Unaudited)	Year ended 11/30/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,553,373	$2,117,294
Net realized gain	5,762,859	6,206,741
Net change in unrealized appreciation (depreciation)	(9,097,833)	(6,079,580)

Net increase (decrease) in net assets resulting from operations	(1,781,601)	2,244,455

Dividends and Distributions to Shareholders from:
Distributable earnings	(4,203,116)	(9,916,955)

	(4,203,116)	(9,916,955)

Net Decrease in Net Assets	(5,984,717)	(7,672,500)

Net Assets:
Beginning of period	85,243,702	92,916,202

End of period	$79,258,985	$85,243,702

See accompanying notes, which are an integral part of the financial statements.

Statement of cash flows

Delaware Investments® Dividend and Income Fund, Inc.

Six months ended May 31, 2019 (Unaudited)

Net Cash (including Foreign Currency) Provided by (Used for) Operating Activities:
Net decrease in net assets resulting from operations	$(1,781,601)

Adjustments to reconcile net increase (decrease) in net assets from operations to cash provided by (used for) operating activities:
Amortization of premium and accretion of discount on investments, net	(673,397)
Proceeds from disposition of investment securities	31,937,028
Purchase of investment securities	(28,205,646)
(Purchase) Proceeds from disposition of short-term investment securities, net	2,684,466
Net realized (gain) loss on investments	(5,190,407)
Net realized (gain) loss on options written	(579,259)
Net change in unrealized (appreciation) depreciation of investments	9,101,691
Net change in unrealized (appreciation) depreciation of foreign currencies	(3,858)
Return of capital distributions on investments	298,245
Net purchases and sales in options written	579,259
(Increase) Decrease in receivable for securities sold	(406,807)
(Increase) Decrease in dividends and interest receivable	39,039
(Increase) Decrease in foreign tax reclaims receivable	1,465
Increase (Decrease) in payable for securities purchased	(187,443)
Increase (Decrease) in Directors’ fees and expenses payable to affiliates	(1)
Increase (Decrease) in investment management fees payable to affiliates	(1,250)
Increase (Decrease) in reports and statements to shareholders expenses payable to affiliates	6
Increase (Decrease) in legal fees payable to affiliates	(4,298)
Increase (Decrease) in other accrued expenses	(39,400)
Increase (Decrease) in interest expense payable on line of credit	(256)

Total adjustments	9,349,177

Net cash provided by (used for) operating activities	7,567,576

Cash provided by (used for) financing activities:
Decrease in borrowing under line of credit	(5,000,000)
Cash dividends and distributions paid to shareholders	(4,203,116)
Increase in bank overdraft	482,624

Net cash provided by (used for) financing activities	(8,720,492)

Effect of exchange rates on cash	3,858

Net increase (decrease) in cash	(1,149,058)
Cash at beginning of period*	1,149,058

Cash at end of period*	$—

Cash paid for interest expense on line of credit	$598,671

*Includes foreign currencies, at value as shown on the “Statement of assets and liabilities.”

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Investments® Dividend and Income Fund, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Six months ended 5/31/19[1]	Year ended
	(Unaudited)	11/30/18	11/30/17	11/30/16	11/30/15	11/30/14
Net asset value, beginning of period	$11.09	$12.09	$10.96	$10.20	$11.14	$10.37

Income (loss) from investment operations:
Net investment income[2]	0.20	0.28	0.34	0.38	0.44	0.44
Net realized and unrealized gain (loss)	(0.43)	0.01	1.27	0.97	(0.75)	0.96

Total from investment operations	(0.23)	0.29	1.61	1.35	(0.31)	1.40

Less dividends and distributions from:
Net investment income	(0.55)	(0.95)	(0.48)	(0.59)	(0.63)	(0.63)
Net realized gain	—	(0.34)	—	—	—	—

Total dividends and distributions	(0.55)	(1.29)	(0.48)	(0.59)	(0.63)	(0.63)

Net asset value, end of period	$10.31	$11.09	$12.09	$10.96	$10.20	$11.14

Market value, end of period	$12.80	$12.42	$10.85	$9.70	$9.00	$10.05

Total return based on3:
Net asset value	(2.92% )	2.55%	15.49%	14.50%	(2.26% )	14.51%
Market value	7.62%	27.97%	17.11%	14.85%	(4.41% )	13.85%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$79,259	$85,244	$92,916	$88,664	$86,919	$99,889
Ratio of expenses to average net assets[4,5,6]	2.83%	2.48%	2.09%	1.95%	1.71%	1.55%
Ratio of net investment income to average net assets[7]	3.74%	2.37%	2.94%	3.68%	4.03%	4.06%
Portfolio turnover	24%	29%	36%	47%	43%	48%

Leverage analysis:
Debt outstanding at end of period at par (000 omitted)	$35,000	$40,000	$40,000	$40,000	$38,000	$40,000
Asset coverage per $1,000 of debt outstanding at end of period	$3,265	$3,131	$3,323	$3,217	$3,287	$3,497

[1]	Ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Total return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return based on net asset value will be lower than total return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

[4]

The ratio of interest expense to adjusted average net assets (excluding debt outstanding) for the six months ended May 31, 2019, and the years ended Nov. 30, 2018, 2017, 2016, 2015, and 2014 were 1.01%,0.85%, 0.58%, 0.41%, 0.32%, and 0.26%, respectively.

[5]

The ratio of interest expense to average net assets for the six months ended May 31, 2019, and the years ended Nov. 30, 2018, 2017, 2016, 2015, and 2014 were 1.44%, 1.23%, 0.84%, 0.59%, 0.45%, and 0.35%, respectively.

[6]

The ratio of expenses before interest expense to adjusted average net assets (excluding debt outstanding) for the six months ended May 31, 2019, and the years ended Nov. 30, 2018, 2017, 2016, 2015, and 2014 were 0.97%, 0.86%, 0.87%, 0.95%, 0.89%, and 0.90%, respectively.

[7]

The ratio of net investment income to adjusted average net assets (excluding debt outstanding) for the six months ended May 31, 2019, and the years ended Nov. 30, 2018, 2017, 2016, 2015, and 2014 were 2.62%, 1.64%, 2.05%, 2.56%, 2.85%, and 3.05%, respectively.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

May 31, 2019 (Unaudited)

Delaware Investments Dividend and Income Fund, Inc. (Fund) is organized as a Maryland corporation and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund’s shares trade on the New York Stock Exchange (NYSE) under the symbol DDF.

The Fund’s primary investment objective is to seek high current income; capital appreciation is a secondary objective.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment company securities are valued at their published net asset value (NAV). Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Investments in repurchase agreements are generally valued at par, which approximates fair value, each business day. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Directors (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities and private placements are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the six months ended May 31, 2019 and for all open tax years (years ended Nov. 30, 2016–Nov. 30, 2018), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the six months ended May 31, 2019, the Fund did not incur any interest or tax penalties.

Repurchase Agreements — The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default

(continues)	15

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

1. Significant Accounting Policies (continued)

or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At May 31, 2019, the Fund held no investments in repurchase agreements.

Cash and Cash Equivalents — Cash and cash equivalents include deposits held at financial institutions, which are available for the Fund’s use with no restrictions, with original maturities of 90 days or less.

Distributions — The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years. The Fund’s managed distribution policy is described in more detail on the inside front cover of this report.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), which is due to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included on the “Statement of operations” under “Net realized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Distributions received from investments in master limited partnerships are recorded as return of capital on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the six months ended May 31, 2019, the Fund earned $308 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee of 0.55%, calculated daily and paid monthly, of the adjusted average daily net assets of the Fund. For purposes of the calculation of investment management fees, adjusted average daily net assets exclude the line of credit liability.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets (excluding the line of credit liability) of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the six months ended May 31, 2019, the Fund was charged $4,246 for these services.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. This amount is included on the “Statement of operations” under “Legal fees.” For the six months ended May 31, 2019, the Fund was charged $31,809 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees.

Directors’ fees include expenses accrued by the Fund for each Director’s retainer and meeting fees. Certain officers of DMC and DIFSC are officers and/or Directors of the Fund. These officers and Directors are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of the Underlying Funds and the amount of shares that are owned of the Underlying Funds at different times.

3. Investments

For the six months ended May 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$28,205,646
Sales	31,937,028

At May 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes have been estimated since final tax characteristics cannot be determined until fiscal year end. At May 31, 2019, the cost and unrealized appreciation (depreciation) of investments for the Fund were as follows:

Cost of investments	$103,299,530

Aggregate unrealized appreciation of investments	$17,126,204
Aggregate unrealized depreciation of investments	(6,623,353)

Net unrealized appreciation of investments	$10,502,851

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized on the next page.

(continues)	17

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

3. Investments (continued)

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of May 31, 2019:

Securities	Level 1	Level 2	Level 3	Total
Assets:
Common Stock	$72,793,975	$—	$—	$72,793,975
Convertible Preferred Stock[1]	571,988	344,239	—	916,227
Corporate Debt	—	36,608,048	—	36,608,048
Preferred Stock	476,753	—	—	476,753
Short-Term Investments	3,007,378	—	—	3,007,378

Total Value of Securities	$76,850,094	$36,952,287	$—	$113,802,381

The security that has been valued at zero on the “Schedule of investments” is considered to be a Level 3 investment in this table.

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments and Level 2 investments represent investments with observable inputs or matrix-price investments. The amounts attributed to Level 1 investments and Level 2 investments represent the following percentages of the total value of this security type:

	Level 1	Level 2	Total
Convertible Preferred Stock	62.43%	37.57%	100.00%

During the six months ended May 31, 2019, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s NAV is determined) are established using a separate pricing feed from a third party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Fund’s net assets at the beginning, interim, or end of the period. Management has determined not to provide additional disclosure on Level 3 investments since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the period.

4. Capital Stock

Shares obtained under the Fund’s dividend reinvestment plan are purchased by the Fund’s transfer agent, Computershare, Inc., in the open market. There were no shares issued under the Fund’s dividend reinvestment plan for the six months ended May 31, 2019 and the year ended Nov. 30, 2018.

The Fund’s Board authorized management to implement a new open-market share repurchase program pursuant to which the Fund may purchase up to 10% of the Fund’s shares, from time to time, in open-market transactions, at the discretion of management. The new share repurchase program commenced on Aug. 1, 2017 and has no stated expiration date.

The Fund did not repurchase shares under any share repurchase program during the six months ended May 31, 2019 and the year ended Nov. 30, 2018.

5. Line of Credit

For the six months ended May 31, 2019, the Fund borrowed a portion of the money available to it pursuant to a $40,000,000 Amended and Restated Credit Agreement with The Bank of New York Mellon (BNY Mellon) that expired on June 14, 2019. Effective June 14, 2019, the Fund entered into Amendment No. 4 to the Amended and Restated Credit Agreement that is scheduled to terminate on June 12, 2020. Depending on market conditions and amount borrowed, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At May 31, 2019, the par value of loans outstanding was $35,000,000, at a variable interest rate of 3.34%. The carrying value of the loan approximates fair value. During the six months ended May 31, 2019, the average daily balance of loans outstanding was $35,494,505, at a weighted average interest rate of approximately 3.33%. On Dec. 19, 2018, the Fund repaid $5,000,000. Interest on borrowing is based on a variable short-term rate plus an applicable margin. The commitment fee under the Amended and Restated Credit Agreement was computed at a rate of 0.15% per annum on the unused balance. The rate under Amendment No. 4 to the Amended and Restated Credit Agreement is computed at a rate of 0.15% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

6. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at May 31, 2019.

During the six months ended May 31, 2019, the Fund entered into foreign currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies.

(continues)	19

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

6. Derivatives (continued)

Options Contracts — The Fund may enter into options contracts in the normal course of pursuing its investment objectives. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; to earn income as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No options contracts were outstanding at May 31, 2019.

During the six months ended May 31, 2019, the Fund entered into written option contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions.

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the six months ended May 31, 2019:

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$439	$ 7,676
Options contracts (average notional value)	—	57,218

7. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned securities is determined by the security lending agent.

Cash collateral received by the Fund is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities or establishments; obligations of supranational organizations, commercial paper, notes, bonds and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent, and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the six months ended May 31, 2019, the Fund had no securities out on loan.

8. Credit and Market Risk

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s NAV could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments could result in a relatively large loss. In addition, the leverage through the line of credit is dependent on the credit provider’s ability to fulfill its contractual obligations.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC and Ba or lower by Moody’s Investors Service Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the six months ended May 31, 2019. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating-rate debt to finance their ongoing operations.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the

(continues)	21

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

8. Credit and Market Risk (continued)

other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.” Restricted securities are valued pursuant to the security valuation procedures described in Note 1.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Recent Accounting Pronouncements

In March 2017, the FASB issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the FASB issued an ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

11. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to May 31, 2019, that would require recognition or disclosure in the Fund’s financial statements.

Other Fund information (Unaudited)

Delaware Investments® Dividend and Income Fund, Inc.

Fund management

The composition of the Fund’s portfolio management team did not change during the period, but on Oct. 31, 2018 the Fund announced that D. Tysen Nutt Jr., senior portfolio manager and team leader for Delaware Management Company’s Large-Cap Value team, would retire on July 15, 2019. The Fund also announced that Nikhil G. Lalvani, CFA would succeed Mr. Nutt as the Large-Cap Value team leader, effective as of the same date. Mr. Lalvani has been a portfolio manager for the Fund since 2006. The Fund also announced that Mr. Nutt would remain an active member of the Large-Cap Value team and the Fund’s portfolio management team through his retirement date. Listed below are the biographies for each member of the portfolio management team.

Roger A. Early, CPA, CFA

Executive Director, Chief Investment Officer of US Fixed Income

Roger A. Early is chief investment officer of the US fixed income business. He rejoined Macquarie Investment Management in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. He became head of fixed income investments in the Americas in February 2015. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left the firm as head of its US investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and was the chief investment officer for fixed income at Turner Investments. Prior to joining the firm in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Mr. Early has been a co-portfolio manager of the Fund since January 2008.

Babak “Bob” Zenouzi

Senior Vice President, Chief Investment Officer — Real Estate Securities and Income Solutions (RESIS)

Bob Zenouzi is the lead manager for the real estate securities and income solutions (RESIS) group at Macquarie Investment Management. Zenouzi created this team, including its process and its institutional and retail products, during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global real estate securities strategy. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined the firm in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree in finance from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Mr. Zenouzi has been a co-portfolio manager of the Fund since May 2006.

Damon J. Andres, CFA

Vice President, Senior Portfolio Manager

Damon J. Andres joined Macquarie Investment Management in 1994 as an analyst, and is currently a senior portfolio manager for the firm’s real estate securities and income solutions (RESIS) group. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

Mr. Andres has been a co-portfolio manager of the Fund since January 2001.

(continues)	23

Other Fund information (Unaudited)

Delaware Investments® Dividend and Income Fund, Inc.

Fund management (continued)

Wayne A. Anglace, CFA

Senior Vice President, Senior Portfolio Manager

Wayne A. Anglace currently serves as a senior portfolio manager for the firm’s corporate and convertible bond strategies. Prior to joining Macquarie Investment Management in March 2007 as a research analyst for the firm’s high grade, high yield, and convertible bond portfolios, he spent more than two years as a research analyst at Gartmore Global Investments for its convertible bond strategy. From 2000 to 2004, Anglace worked in private client research at Deutsche Bank Alex. Brown in Baltimore, where he focused on equity research, and he started his financial services career with Ashbridge Investment Management in 1999. Prior to moving to the financial industry, Anglace worked as a professional civil engineer. He earned his bachelor’s degree in civil engineering from Villanova University and an MBA with a concentration in finance from Saint Joseph’s University, and he is a member of the CFA Society of Philadelphia.

Mr. Anglace has been a co-portfolio manager of the Fund since March 2010.

Kristen E. Bartholdson

Vice President, Senior Portfolio Manager

Kristen E. Bartholdson is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining Macquarie Investment Management in 2006 as an associate portfolio manager, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004, she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University.

Ms. Bartholdson has been a co-portfolio manager of the Fund since December 2008.

Adam H. Brown, CFA

Senior Vice President, Co-Head of High Yield, Senior Portfolio Manager

Adam H. Brown is a senior portfolio manager and co-head of the firm’s high yield strategies. He manages the bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies. Brown joined Macquarie Investment Management in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he had worked since 2002. At Four Corners, he was a co-portfolio manager on the firm’s collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned a bachelor’s degree in accounting from the University of Florida and an MBA from the A.B. Freeman School of Business at Tulane University.

Mr. Brown has been a co-portfolio manager of the Fund since July 2016.

Craig C. Dembek, CFA

Executive Director, Global Head of Credit Research

Craig C. Dembek is global head of credit research and a senior research analyst on the firm’s taxable fixed income team with primary responsibility for banks, brokers, and real estate investment trusts (REITs). He rejoined Macquarie Investment Management in March 2007. During his previous time at the firm, from April 1999 to January 2001, he was a senior investment grade credit analyst. Most recently, he spent four years at Chartwell Investment Partners as a senior fixed income analyst and Turner Investment Partners as a senior fixed income analyst and portfolio manager. Dembek also spent two years at Stein, Roe & Farnham as a senior fixed income analyst. Earlier in his career, he worked for two years as a lead bank analyst at the Federal Reserve Bank of Boston. Dembek earned a bachelor’s degree in finance from Michigan State University and an MBA with a concentration in finance from the University of Vermont.

Mr. Dembek has been a co-portfolio manager of the Fund since December 2012.

Nikhil G. Lalvani, CFA

Vice President, Senior Portfolio Manager, Team Leader

Nikhil G. Lalvani is a senior portfolio manager for the firm’s Large-Cap Value team and assumed the role of team leader in October 2018. At Macquarie Investment Management, Lalvani has worked as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

Mr. Lalvani has been a co-portfolio manager of the Fund since October 2006.

Paul A. Matlack, CFA

Senior Vice President, Senior Portfolio Manager, Fixed Income Strategist

Paul A. Matlack is a strategist and senior portfolio manager for the firm’s fixed income team. Matlack rejoined the firm in May 2010. During his previous time at Macquarie Investment Management from September 1989 to October 2000, he was senior credit analyst, senior portfolio manager, and left the firm as co-head of the high yield group. Most recently, he worked at Chartwell Investment Partners from September 2003 to April 2010 as senior portfolio manager in fixed income, where he managed core, core plus, and high yield strategies. Prior to that, Matlack held senior roles at Turner Investment Partners, PNC Bank, and Mellon Bank. He earned a bachelor’s degree in international relations from the University of Pennsylvania and an MBA with a concentration in finance from George Washington University.

Mr. Matlack has been a co-portfolio manager of the Fund since December 2012.

John P. McCarthy, CFA

Senior Vice President, Co-Head of High Yield, Senior Portfolio Manager

John P. McCarthy is a senior portfolio manager and co-head for the firm’s high yield strategies, a role he assumed in July 2016. From December 2012 to June 2016, he was co-head of credit research on the firm’s taxable fixed income team. McCarthy rejoined Macquarie Investment Management in March 2007 as a senior research analyst, after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Prior to rejoining the firm, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

Mr. McCarthy has been a co-portfolio manager of the Fund since December 2012.

Robert A. Vogel Jr., CFA

Vice President, Senior Portfolio Manager

Robert A. Vogel Jr. is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining Macquarie Investment Management in 2004 as vice president and senior portfolio manager, he worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the US Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola University Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. Vogel is a member of the CFA Society New York, the CFA Institute, and the CFA Society of Philadelphia.

Mr. Vogel has been a co-portfolio manager of the Fund since March 2005.

(continues)	25

Other Fund information (Unaudited)

Delaware Investments® Dividend and Income Fund, Inc.

Dividend reinvestment plan

The Fund offers an automatic dividend reinvestment program (“Plan”). Shareholders who have shares registered in their own names are automatically considered participants in the Plan, unless they elect to withdraw from the Plan. Shareholders who hold their shares through a bank, broker, or other nominee should request the bank, broker, or nominee to participate in the Plan on their behalf. This can be done as long as the bank, broker, or nominee provides a dividend reinvestment service for the Fund. If the bank, broker, or nominee does not provide this service, such shareholders must have their shares taken out of “street” or nominee name and re-registered in their own name in order to participate in the Plan.

Computershare Trust Company, N.A. (“Computershare”) will apply all cash dividends, capital gains and other distributions (collectively, “Distributions”) on the Fund’s shares of common stock which become payable to each Plan participant to the purchase of outstanding shares of the Fund’s common stock for such participant. These purchases may be made on a securities exchange or in the over-the-counter market, and may be subject to such terms of price, delivery, and related matters to which Computershare may agree. The Fund will not issue new shares in connection with the Plan.

Distributions reinvested for participants are subject to income taxes just as if they had been paid directly to the shareholder in cash. Participants will receive a year-end statement showing distributions reinvested, and any brokerage commissions paid on such participant’s behalf.

Shareholders holding shares of the Fund in their own names who wish to terminate their participation in the Plan may do so by sending written instruction to Computershare so that Computershare receives such instructions by the Distribution record date. Shareholders with shares held in account by a bank, broker, or other nominee should contact such bank, broker, or other nominee to determine the procedure for withdrawal from the Plan.

If written instructions are not received by Computershare by the record date for a particular Distribution, that Distribution may be reinvested at the sole discretion of Computershare. After a shareholder’s instructions to terminate participation in the Plan become effective, Distributions will be paid to shareholders in cash. Upon termination, a shareholder may elect to receive either stock or cash for all the full shares in the account. If cash is elected, Computershare will sell such shares at the weighted average sale price obtained by Computershare’s broker for all shares sold on such batch on the applicable trade date or dates and then send the net proceeds to the shareholder, after deducting any applicable transaction fees, per share fees, and related expenses. Any fractional shares at the time of termination will be paid in cash at the current market price, less any applicable transaction fees, per share fees, and related expenses, if any. Shareholders may at any time request a full or partial withdrawal of shares from the Plan, without terminating participation in the Plan. When shares outside of the Plan are liquidated, Distributions on shares held under the Plan will continue to be reinvested unless Computershare is notified of the shareholder’s withdrawal from the Plan.

An investor holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Please contact your broker/dealer for additional details.

Computershare will charge participants their proportional share of the per share fees on market purchases. Participants may obtain a certificate or certificates for all or part of the full shares credited to their accounts at any time by making a request in writing to Computershare. A fee may be charged to the participant for each certificate issuance.

If you have any questions and shares are registered in your name, contact Computershare at 866 437-0252 or P.O. Box 505000, Louisville, KY 40233-5000. If you have any questions and shares are registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

Effective Aug. 1, 2008, the Dividend Reinvestment Plan may be amended by the Fund upon 20 days written notice to the Plan’s participants.

Section 19(a) notices

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the 1940 Act, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain, and (iv) return of capital or other capital source. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the six months ended May 31, 2019
Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital	Total Per Common Share
$0.1188	$0.1139	$0.2432	$0.0708	$0.5467
Percentage Breakdown of the Total Cumulative Distributions for the six months ended May 31, 2019
Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital	Total Per Common Share
21.7%	20.80%	44.50%	13.00%	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s managed distribution policy. The Fund estimates (as of the date hereof) that it has distributed more than its income and net realized capital gains for the current fiscal year; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” The Fund’s managed distribution policy is described in more detail on the inside front cover of this report.

Board consideration of sub-advisory agreements for Delaware Investments® Dividend and Income Fund, Inc. at a meeting held February 27-28, 2019

At a meeting held on Feb. 27-28, 2019, the Board of Directors (the “Board”) of Delaware Investments Dividend and Income Fund, Inc. (the “Fund”), including a majority of non-interested or independent Directors (the “Independent Directors”), approved new Sub-Advisory Agreements between Delaware Management Company (“DMC” or “Management”) and Macquarie Investment Management Europe Limited (“MIMEL”), Macquarie Investment Management Austria Kapitalanlage (“MIMAK”), and Macquarie Investment Management Global Limited (“MIMGL”), respectively. MIMEL, MIMAK, and MIMGL may also be referenced as “sub-advisors” below.

In reaching the decision to approve the Sub-Advisory Agreements, the Board considered and reviewed information about each of MIMEL, MIMAK, and MIMGL, including its personnel, operations, and financial condition, which had been provided by MIMEL, MIMAK, and MIMGL, respectively. The Board also reviewed material furnished by DMC in advance of the meeting, including: a memorandum from DMC reviewing the Sub-Advisory Agreements and the various services proposed to be rendered by MIMEL, MIMAK, and MIMGL; information concerning MIMEL’s, MIMAK’s, and MIMGL’s organizational structure and the experience of their key investment management personnel; copies of MIMEL’s, MIMAK’s, and MIMGL’s Form ADV, financial statements, compliance policies and procedures, and Codes of Ethics; relevant performance information provided with respect to MIMEL, MIMAK, and MIMGL; and a copy of the Sub-Advisory Agreements.

In considering such information and materials, the Independent Directors received assistance and advice from and met separately with their independent counsel. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision to approve the Sub-Advisory Agreements. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Directors may have assigned different weights to various factors.

(continues)	27

Other Fund information (Unaudited)

Delaware Investments® Dividend and Income Fund, Inc.

Board consideration of sub-advisory agreements for Delaware Investments® Dividend and Income Fund, Inc. at a meeting held February 27-28, 2019 (continued)

Nature, extent, and quality of services. In considering the nature, extent, and quality of the services to be provided by the sub-advisors, the Board reviewed the services to be provided by each sub-advisor pursuant to each Sub-Advisory Agreement and as described at the meeting. The Board reviewed materials provided by the sub-advisors regarding the experience and qualifications of the personnel who will be responsible for providing services to the Fund. The Board also considered relevant performance information provided with respect to each sub-advisor. In discussing the nature of the services proposed to be provided by the sub-advisors, it was observed that, unlike traditional sub-advisors who make all of the investment-related decisions with respect to a sub-advised portfolio, the relationship between DMC (the Fund’s investment manager) and the sub-advisors as currently contemplated is primarily more of a collaborative effort between DMC and the sub-advisors and a cross pollination of investment ideas. The Board further noted the stated intention under the new Sub-Advisory Agreements that DMC would have the sole discretion to delegate portions of the implementation of the Fund’s strategy to the sub-advisors, who would be permitted to execute Fund trades and exercise investment discretion pursuant to that delegation and subject to DMC oversight. However, DMC and the Fund’s named portfolio managers will continue to retain principal responsibility for the Fund’s strategy and investment process and be primarily responsible for the day-to-day management of the Fund’s portfolio. Based upon these considerations, the Board was satisfied with the nature and quality of the overall services to be provided by the sub-advisors to the Fund and its shareholders and was confident in the abilities of the sub-advisors to provide quality services to the Fund and its shareholders.

Investment performance. In regard to the appointment of the sub-advisors for the Fund, the Board reviewed information on prior performance for the sub-advisors. In evaluating performance, the Board considered that the sub-advisors would provide investment advice and recommendations, including with respect to specific securities, but that DMC’s portfolio managers for the Fund would retain principal responsibility for the Fund’s strategy as described above. In addition, the Board considered that the sub-advisors would also execute Fund security trades on behalf of DMC and be permitted by DMC to exercise investment discretion for securities in certain markets where DMC wanted to utilize a sub-advisor’s specialized market knowledge.

Sub-advisory fees. The Board considered that DMC would pay the sub-advisors a sub-advisory fee based on the extent to which a sub-advisor provides services to the Fund as described in the Sub-Advisory Agreements. In considering the appropriateness of the sub-advisory fees, the Board also reviewed and considered the fees in light of the nature, extent, and quality of the sub-advisory services to be provided by each sub-advisor, as more fully discussed above. The Board noted that the sub-advisory fees are paid by DMC to each sub-advisor and are not additional fees borne by the Fund, and that the management fee paid by the Fund to DMC would stay the same at current asset levels. The Board was provided with information showing an estimate of the sub-advisory fees to be paid to each sub-advisor based on a projection of sub-advisor allocations given certain historical investment trends, as well as information regarding the expected impact the sub-advisory arrangements would have on the profitability of DMC. The Board also noted that, given the collaborative nature of the services to be provided by the sub-advisors to the Fund, there were no comparable accounts and corresponding fees to which the sub-advisors were able to compare this arrangement. The Board concluded that, in light of the quality and extent of the services to be provided and the business relationships between DMC and the sub-advisors, the proposed fee arrangement was understandable and reasonable.

Profitability, economies of scale, and fall out benefits. Information about each sub-advisor’s profitability from its relationship with the Fund was not available because it had not begun to provide services to the Fund. With regard to potential fall-out benefits derived or to be derived by the sub-advisors and their affiliates in connection with their relationship to the Fund, the Board considered the potential benefit to DMC and the sub-advisors of marketing a global approach on the portfolio management of their fixed income investment strategies. The Directors also noted that economies of scale are shared with the Fund and its shareholders through investment management fee breakpoints in DMC’s fee schedule for the Fund so that as the Fund grows in size, its effective investment management fee rate declines.

About the organization

This semiannual report is for the information of Delaware Investments® Dividend and Income Fund, Inc. shareholders. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its common stock on the open market at market prices. The Fund may purchase up to 10% of its outstanding shares.

Board of directors/trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Funds® by Macquarie Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Funds by Macquarie

Private Investor

Rosemont, PA

Jerome D. Abernathy

Managing Member

Stonebrook Capital

Management, LLC

Jersey City, NJ

Ann D. Borowiec

Former Chief Executive Officer

Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow

Former Executive Vice President State Street Corporation

Boston, MA

John A. Fry†

President

Drexel University

Philadelphia, PA

Lucinda S. Landreth†

Former Chief Investment Officer Assurant, Inc.

New York, NY

Frances A. Sevilla-Sacasa

Former Chief Executive Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford†

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

†Audit committee member

Christianna Wood†

Chief Executive Officer and President

Gore Creek Capital, Ltd.

Golden, CO

Janet L. Yeomans†

Former Vice President and Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor

Senior Vice President,

General Counsel, and Secretary

Delaware Funds by Macquarie

Philadelphia, PA

Daniel V. Geatens

Vice President and Treasurer

Delaware Funds by Macquarie

Philadelphia, PA

Richard Salus

Senior Vice President and

Chief Financial Officer

Delaware Funds by Macquarie

Philadelphia, PA

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Forms N-Q or Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 866 437-0252; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q or Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/closed-end/literature. The Fund’s Forms N-Q and Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling

800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT)

Philadelphia, PA

Principal office of the Fund

2005 Market Street

Philadelphia, PA 19103-7094

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Two Commerce Square

Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Registrar and stock transfer agent

Computershare, Inc.

480 Washington Blvd.

Jersey City, NJ 07310

866 437-0252

computershare.com/investor

Website

delawarefunds.com/closed-end

Your reinvestment options

Delaware Investments Dividend and Income Fund, Inc. offers an automatic dividend reinvestment program. If you would like to change your reinvestment option, and shares are registered in your name, contact Computershare, Inc. at 866 437-0252. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

If you choose to receive your dividends in cash, you may now elect to receive them by ACH transfer. Contact Computershare at the phone number above for more information.

Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

	(a)	(b)	(c)	(d)

			Total Number of	Maximum Number (or
			Shares Purchased	Approximate Dollar
		Average	as Part of	Value) of Shares that
	Total Number of	Price	Publicly	May Yet Be Purchased
	Shares	Paid per	Announced Plans	Under the Plans or
Period	Purchased(1)	Share	or Program	Programs
Month #1 (1/1/2019 - 1/31/2019)	0	-	0	7,688,158.1587
Month #2 (2/1/2019 - 2/28/2019)	0	-	0	7,688,158.1587
Month #3 (3/1/2019 - 3/31/2019)	0	-	0	7,688,158.1587
Month #4 (4/1/2019 - 4/30/2019)	0	-	0	7,688,158.1587
Month #5 (5/1/2019 - 5/31/2019)	0	-	0	7,688,158.1587
Month #6 (6/1/2019 - 6/30/2019)	0	-	0	7,688,158.1587
Total	0	-	0	7,688,158.1587

1.	The Board previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Effective August 1, 2017, the Board approved a modification to the Fund’s previously announced open-market share repurchase program to authorize the Fund to repurchase up to 10% of the Fund’s shares outstanding in open market transactions as of that date, at the discretion of management. Since the inception of the program, the Fund had repurchased a total of 0 shares.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 180 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the semiannual period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits

(a)	(1) Code of Ethics
Not applicable.
(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.
(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.
Not applicable.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.
(c)

Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated January 6, 2009, the 19(a) Notices to Beneficial Owners are attached hereto as Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE INVESTMENTS® DIVIDEND AND INCOME FUND, INC.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	August 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	August 5, 2019

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	August 5, 2019